UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2024

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2024, the Company held its Annual Meeting of Shareholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 285,340,698 shares were outstanding and entitled to vote as of March 4, 2024 (the record date for the Meeting). Of this amount 262,993,963 shares, representing approximately 92% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, J. Powell Brown, Lawrence L. Gellerstedt III, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Paul J. Krump, Timothy R.M. Main, Bronislaw E. Masojada, Jaymin B. Patel, H. Palmer Proctor, Jr., Wendell S. Reilly, Kathleen A. Savio and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes

J. Hyatt Brown	231,735,835	10,846,750	20,411,378
J. Powell Brown	239,770,552	2,812,033	20,411,378
Lawrence L. Gellerstedt III	233,176,731	9,405,854	20,411,378
Theodore J. Hoepner	229,763,838	12,818,747	20,411,378
James S. Hunt	238,004,150	4,578,435	20,411,378
Toni Jennings	231,871,526	10,711,059	20,411,378
Paul J. Krump	242,182,336	400,249	20,411,378
Timothy R.M. Main	239,014,714	3,567,871	20,411,378
Bronislaw E. Masojada	241,404,409	1,178,176	20,411,238
Jaymin B. Patel	241,565,285	1,017,300	20,411,378
H. Palmer Proctor, Jr.	210,051,188	32,531,397	20,411,378
Wendell S. Reilly	230,448,070	12,134,515	20,411,378
Kathleen A. Savio	242,187,066	395,519	20,411,378
Chilton D. Varner	230,543,636	12,038,949	20,411,378

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2024. Of the shares voted, 252,495,249 voted in favor, 10,266,642 voted against and 232,072 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 228,748,624 voted in favor, 10,177,711 voted against and 3,656,232 abstained. There were also 20,411,396 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)
Date:	May 9, 2024	By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary